Exhibit 10.9

LOAN AGREEMENT

Between

Sune Olsen Holding ApS
Jagtvej 169 8, 3.
2100 København Ø
CVR-nr. 25372727

And

Dandrit Siotech A/S
Symbion Sciencepark Fruebjergvej 3
2100 København Ø
CVR-nr. 26027322

In connection with Dandrit Biotech’s effort to raise new equity during the autumn and winter 2013/2014
Sune Olsen Holding ApS has agreed to issue the following loans to Dandrit Biotech A/S.

DKK 1,500,000 issued as of November 11, 2013
DKK 405,000 issued as of November 20, 2013
DKK 900,000 issued as of December 2, 2013

All loans will accrue interest at 5% per year as from the time where they are received by Dandrit Biotech and until repayment is done. The loans are due on May 1, 2014.

Dandrit Biotech Is entitled to repay the Loans at any time.

DanDrit Blotech A/S
/s/ Mr. Eric Jean Marie Leire,
President and Chief Executive Officer

Sune Olsen Holdings ApS
/s/ Sune Olsen
President

LOAN AGREEMENT

Between

Sune Olsen Holding ApS
Jagtvej 169 8, 3.
2100 København Ø
CVR-nr. 25372727

And

Dandrit Siotech A/S
Symbion Sciencepark Fruebjergvej 3
2100 København Ø
CVR-nr. 26027322

In connection with Dandrit Biotech A/S' effort to raise new equity during the autumn and winter 2013/2014 Sune Olsen has agreed to issue the following loan to Dandrit Biotech A/S.

DKK 1,000,000 issued as of December 20, 2013

All loans will accrue Interest at 5% per year as from the time where they are received by Dandrit Biotech and until repayment is done. The loans are due on May 1, 2014.

Dandrit Biotech is entitled to repay the loan at any time.

DanDrit Biotech A/S
/s/ Mr. Eric Jean Marie Leire,
President and Chief Executive Officer

Sune Olsen Holdings ApS
/s/ Sune Olsen
President